Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Isotopes, Inc and subsidiaries (the “Company”) on Form 10-QSB for the period ended June 30, 2007, as filed with the Securities and Exchange Commission (the “Form 10-QSB”), I, Steve T. Laflin, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 17, 2007

/s/ Steve T. Laflin

Steve T. Laflin

Chief Executive Officer and

Chief Financial Officer